EXHIBIT 32.1


In connection with the accompanying Quarterly Report of China Shuangji Cement Ltd. (f/k/a Trans-Science Corporation) (the "Company") on Form 10-QSB for the quarter ending June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gopal Sahota, in my capacities set forth below of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


November 12, 2007                             /s/ Gopal Sahota
                                              --------------------------------
                                              Gopal Sahota, President
                                              (as Principal Executive Officer
                                              and Principal Financial Officer)